UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

8383 Preston Center Plaza
Suite 360
Dallas, TX 75225
(Address of principal executive offices) (Zip code)

Gary B. Wood, President
8383 Preston Center Plaza, Suite 360 Dallas, TX 75225
 (Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2023

Item 1. Reports to Stockholders.

(a)

A NO-LOAD
MUTUAL FUND

ANNUAL REPORT
Dated September 30, 2023

Dear Shareholders,

We are pleased to present the Annual Report of Concorde Funds, Inc. for the fiscal year ended September 30, 2023.

Concorde Wealth Management Fund

Concorde Wealth Management Fund (the “Fund” or “CONWX”), managed by Concorde Investment Management (“Concorde”), produced a net return of 0.76% for the six months ended September 30, 2023 and 5.57% for the fiscal year ending that same date. This is compared to the various equity, fixed income, and blended indices below. According to US Bank, the fund’s administrator, as compared to approximately 700+ balanced (which means not pure equity or pure bonds, but a “balanced” mix of asset classes) public mutual funds of all sizes, CONWX has been among the top ranked balanced funds for:

• 3 years top quartile (20th best of 709 funds), and for
• 5 years in the top quartile (166th best of 690 funds)

Asset allocations as of September 30, 2023 were approximately 49.9% equities, including 8% in private equity, 27.3% in fixed income and cash equivalents and 22.8% in defensive/non-equity market correlated securities.

	Six Months Ended		Annualized	Annualized
	September 30, 2023	1 Year Ended	5 Years Ended	10 Years Ended
	(Unaudited)	September 30, 2023	September 30, 2023	September 30, 2023
Concorde Wealth Management Fund	0.76%	5.57%	5.32%	6.01%
Concorde Wealth Management
Blended Index	-0.93%	7.45%	3.56%	4.64%
Bloomberg Barclays
U.S. Aggregate Bond Index	-2.62%	1.42%	0.42%	1.06%
Russell 1000 Value Index	0.78%	14.44%	6.23%	8.45%

Note: The Concorde Wealth Management Blended Index consists of 45% equities represented by the Russell 1000 Value Index, 45% bonds represented by the Barclays Intermediate Aggregate Bond Index, 5% short-term investments represented by Bank of America Merrill Lynch 1-3 Year Treasuries, and 5% commodities represented by Barclays U.S. Treasury Inflation Protection Security. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Barclays Aggregate Bond Index measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass throughs), asset backed securities, and commercial mortgage backed securities.

Concorde Wealth Management Fund is distinctive from most mutual funds and ETFs in that it has two primary objectives: protection of capital and growth in value. The objectives are pursued by diversification among asset classes, as well as within each type of asset allocation. It therefore has the name and posture of a wealth management fund, and its performance is a blend of the returns from the various types of assets.

A typical equity-only mutual fund or ETF will own stock of different companies, which is a dimension of diversification, but it is still relying primarily on just publicly traded equities for its investment returns. While the Fund also diversifies within the public stock portion of its portfolio, it additionally utilizes other asset classes such as fixed income (traditional bonds along with other institutional credit strategies), private equity (non-public stocks) and venture capital asset class allocations. The bonds historically have provided stability, an element of capital protection, and current yield from interest payments. The private equity and venture capital allocations, typically less than 15% of the portfolio, seek to provide the opportunity to generate return premiums (alpha) above that available in a diversified public stocks portfolio. The Fund will also utilize asset classes that are not typically correlated to the public stock and bond markets (e.g., precious metals, reinsurance) and are designed to provide defensive positioning relative to the risk of volatility and currency debasement. Some of the non-correlated investments are available only to institutional investors, like the Fund, and not to individuals. The Fund believes that the mixed asset allocation and diversification provide a better risk return profile for investors that seek the dual objectives of capital protection and value growth.

Open End Fund / Closed End Funds / Mutual Fund

The single open end structured fund held by CONWX at year end was the Cohen & Steers Institutional Realty Shares Fund, which is a domestic only, actively managed portfolio investing in publicly traded REITS. After an essentially flat performance in the first half, performance was down 5.95% for the 6 months ending September 30. This fund has outperformed the broad REIT indices from active management as the dramatic rise in interest rates over the last 2 years has weighed on yield-oriented securities and as valuations of commercial real estate in general have been impacted.

The PIMCO Flexible Credit Income Fund had a solid total return year of positive 2.92%, recovering from a loss for calendar 2022. Valuations of private and public debt securities have been marked down as interest rates have risen, however the income generated from this fund has risen along with distributions, offsetting these valuation markdowns for the period.

The Pioneer ILS Interval Fund, providing a low correlated exposure related to catastrophic insurance investments, had an excellent year with an over 15% positive total return. This position continues to provide a stabilizing position when public securities are volatile and weak.

The Sprott Physical Gold Trust, the primary precious metal exposure for CONWX, provided a positive 10.8% gain for the year, although down over 6% for the last 6 months.

The Absolute Convertible Arbitrage Fund, an institutional fund with an experienced management team, provided a total return of +5.70% for the year. As short-term cash yields and newly issued convertible coupons gradually replace previous holdings, the total return potential and income distributions will rise for this holding. This investment has been a stabilizing component for our fixed income strategy during the very difficult investing landscape over the last 2 years.

U.S. Government Obligations

CONWX has continued to hold a meaningful position in U.S. Treasury notes and Treasury Bills over the last several years. The short-term maturity positioning was established to mitigate the risk of rising market yields which have been large in the last 2 years. In addition, these notes are now generating an increasing income component as coupons rise. The Treasury bills that are held are also producing much more income and provide collateral for our occasional put option strategy on individual stocks (see discussion later). At year end, CONWX held $5,000,000 par value in Treasuries, approximately 13% of the Fund. The longest Treasury current held matures in August 2027 and we are considering lengthening our holdings modestly as rising yields have made the 3-5 year maturities more attractive.

Corporate Bonds

This category, which includes two floating rate institutional preferred holdings, also holds four short-term corporate bonds which all generated positive total returns for the year despite rising market yields. The Freeport McMoran and Motorola Solutions bond generated returns of 6.8% and 4.2%, benefitting from their higher coupon rates. The Cheniere Corpus Christi and Discover Financial Services notes had total returns of 1.7% and 2.4% reflecting their short-term maturity dates in 2025. We will continue to add to these type holdings if attractive offerings are found as yields have risen significantly. The two floating rate preferreds, J.P. Morgan 6.10% and BP Capital Markets 4.375%, currently have provided stable price and good income as their date for potential floating coupon reset is less than 2 years for both issues. If credit spreads widen in the market based on economic weakness over the next year, we are in position to add to this segment.

Exchange Traded Funds

CONWX holds 2 ETFs which invest in short-term, high-quality securities and have income generation as a primary objective. At year end, both securities were distributing monthly at a greater than 5% annual rate and are still providing some appreciation as the market has recovered from the 2020-2021 weakness. For the year, the JP Morgan Ultra-Short Income and PIMCO Enhanced Short Maturity ETFs generated 4.3% and 5.6% total returns. This return has been good considering the low yields on holdings one year ago.

REITS

CONWX holds a position in First Industrial Realty Trust and held a position in Medical Properties Trust during this year. Three issues had a significant impact in general on public REITS in recent quarters. Rising interest rates, potentially higher refinancing costs depending on individual balance sheet positioning, and performance of underlying properties have had a primarily negative influence on many REITS. Medical Properties Trust has been hit to some degree by all three and was down 56% for the year. The biggest concerns have been operator concentration of property held and ultimate refinancing costs. First Industrial gained 8% for the year as the domestic large warehouse market continues to show strength in not only lease rate increases but also demand growth which benefits companies that have the resources to develop new properties such as First Industrial.

Sector and Stock Performance Discussion

The traditional common stocks held in CONWX (not including public equities with alternative exposures to mineral rights, precious metals and real estate) had a positive return of 11.8% for the year, close to the Fund’s equity benchmark Russell 1000 Value return of 14.4%. Most individual positions contributed gains however there was great dispersion in returns.

Finance & Insurance

Chubb Ltd. and JP Morgan Chase had gains of 16% and 41% for the year. Chubb is a global property and casualty insurance leader with respected underwriting expertise and we believe is a good business model in a higher inflation world. JP Morgan is the largest domestic bank with good risk management. They should benefit from higher interest rates, good lending standards and a weaker competitive universe. Both of these holdings provide modest dividend yields but have room to increase.

Information

The two holdings in this sector, Microsoft and Warner Brothers Discovery, are in significantly different large markets but are leading companies. Microsoft, even as a very large revenue operation, continues to report reasonable growth with great free cash flow resulting from excellent margins. Future potential is still encouraging via the Azure cloud business and servicing the growth of AI use by enterprise organizations. Warner Brothers Discover is still in the early stages of the merger with Discovery and early cost reductions and debt reduction are on track. The recent strikes will have some modest negative impact but the economies of scale and relatively low content production costs vs. competitors should enable long-term success.

Manufacturing

The broad manufacturing sector holds companies in health care, industrials, technology, consumer goods and aerospace. Northrop Grumman, Johnson & Johnson and Hershey, which had been 3 of the best performers last year as defensive businesses held up in a weak market, were laggards this year with single digit losses. DuPont, Exxon Mobil and Hubbell rose 50%, 33% and 37% respectively as company results were generally good and investors became more positive on cyclical businesses as concerns over a possible recession dwindled through the year. Abbvie, Louisiana Pacific and Texas Instruments, representing market leaders in three diversified sectors, had total return gains of 15.4%, 3.3% and 5.7% respectively despite retreating during the last quarter.

Mining, Quarrying and Oil & Gas Extraction

The Fund’s investments in this typically volatile sector all contributed positive results as they rebounded strongly in 2023 after weakness in late 2022 and early 2023. Black Stone Minerals, Dorchester Minerals and Texas Pacific Land Trust, three securities which primarily hold domestic oil & gas mineral rights, contributed gains including dividends of 23%, 31% and 3%. We expect the income distribution rates for these holdings to be steady into the near future. Franco-Nevada, a more diversified royalty owner whose business model consists of providing financing in exchange for varied mineral rights, rose 12% for the year. Martin Marietta Materials, a market leader domestically in aggregates, rose 28% as inflationary pricing helped reported results along with increased activity in capital spending for manufacturing expansions. Pioneer Natural Resources, a premier oil production company exclusively in the Midland basin of the Permian basin, rose 14% and is currently the subject of an all stock merger offer from Exxon Mobil.

Retail Trade

There are three Fund investments in this sector, all leaders in their particular markets and long-term holdings. Amazon, a company that consists of a significant cloud services provider (AWS) in addition to the large domestic and international online retail business, is now recovering from the massive capacity and employment surge that was spurred by the pandemic from late 2020 through early 2022. This caused weakness in the stock as cash flow reversed and growth stocks in general incurred a valuation correction. The last 2 quarters have produced large free cash flow reversals and the stock has been reacting favorably for the last 3 quarters. Based on modest assumptions, despite a strong stock recovery already, we believe the stock is still undervalued. The stock was up 12% for the fiscal year, including the lows near the end of 2022 and a recovery in 2023 YTD. Lowes and TJX rose 11% and 43% for the year as their business models and continued good consumer spending spurred continued investor demand.

Transportation and Warehousing

Canadian Pacific Kansas City is a holding resulting from the acquisition of our previous Kansas City Southern investment and had a 12% gain for fiscal year 2023. Business activity has slowed over the last several quarters and management continues to integrate the two prior organizations. We believe the potential for North American commerce is still bright including expansion of activity in Mexico and manufacturing expansion resulting from onshoring and other trends in the domestic U.S.

Wholesale Trade

Energy Transfer LP, the large domestic oil and gas pipeline and storage network, rose 22% as business growth was steady, the dividend rate was increased and investors continue to recognize the improvements in balance sheets for Energy Transfer and other large pipelines. We believe there is upside in the price as these trends continue.

Options Strategies

As part of the wealth management strategy that the Fund employs, we have engaged in a program of selling equity call and put options in selective situations in order to generate incremental income and reduce purchase costs for either new positions or adding to existing positions. During this plan year, this strategy produced a net positive impact of approximately $203,000. The vast majority of this performance comes from options sold short that expired worthless and the net realized gains and losses on options that are closed out before expiration date.

Position Changes – Common Stocks

The Fund had three full redemptions of individual stock positions since March 31. We exited Medical Properties Trust, Moderna, and Lumen. All sales were made in September and were done for year end tax planning purposes. We will reevaluate the positions and consider adding them back at some point in the future.

Private Funds

The seven private equity investments held in the Fund at September 30, 2023 are LLR Equity Partners Parallel V, L.P. (“LLR V”), LRVHealth, L.P. (“LRVHealth”), RCP Select Capital Fund, LP, SPAC Opportunity Partners LLC, Moran Tice 2020 Fund, the Hayman Hong Kong Opportunities Onshore Fund, and a new holding, CLI Capital.

LLR Partners is a lower middle market private equity firm committed to creating long-term value by growing portfolio companies. They invest in a targeted set of industries, with a focus on technology and services businesses. Founded in 1999 and with more than $3 billion raised across five funds, LLR Partners is a flexible provider of capital for growth, recapitalizations, and buyouts. LLR V is a $1 billion fund that the Fund has committed $1 million to invest. The Fund has had 97% of its commitment called and the investment returned 19.57% net IRR and a 1.8x net multiple of capital contributed through June 30, 2023, the most recent data that has been provided.

The Fund has a commitment to a health care related venture firm called LRVHealth. LRVHealth is an “Inside Healthcare” venture capital platform that was established in 2000 by an experienced team of healthcare investors, operators, and advisors. LRVHealth’s investors include leading provider, payer, and vendor organizations who collaborate to identify, invest in, and adopt innovative solutions to the industry’s most pressing needs. The Fund has committed $500,000 to LRVHealth and has had 83% of the capital called thus far and has had some meaningful results. LRV has exited 5 position and they’ve made multiple investments and the portfolio now has 14 active investments with a cost of $81mm and current value of $134.5mm.

Moran Tice 2020 Fund is related to the investment theory of a dislocated price between small gold miners and the price of gold itself. In addition to our defensive positioning in the Sprott Physical Gold Trust, this position, which is less than 1% of the Fund’s assets, is to take advantage of the underpricing of gold as it relates to deficit spending and specifically the additional price dislocation between small and large precious metal miners. It is down 8.04% year to date.

RCP Select Capital is a real estate investment fund focusing on mutli-family development. It is fully called and the fund commitment is $500k or 1.4% of the fund assets as of 9/30/23. The Fund holds the investment at cost given the long-term nature of real estate holdings and the development cycle.

SPAC Opportunity Partners is run out of Atlanta and the principals are known to Concorde. While the SPAC market itself has collapsed, our holding in the Opportunity Partners Fund holds direct exposure to the General Partner. They do have a few transactions pending but are also under pressure. As of 9/30 the Fund had initially raised $66.3 million and is currently worth $53.7 million. CONWX holding is worth $44k. No meaningful recovery is expected.

Hong Kong Opportunities Fund was an investment made by CONWX in 2022. The General Partner of the Fund is Kyle Bass, a well-known investor that is known to Concorde. The investment strategy of the Fund is that benefits from the stresses imposed on the Hong Kong Monetary Authority’s Linked Exchange Rate System from the Chinese financial and monetary system as well as the United States’ inflationary and monetary environment. The investment has not performed well however destabilization in mainland China and in Hong Kong could positively impact the investment.

CLI Capital is a new investment the Fund made and accounts for less than 1% of the Fund assets. The fund is a short-term capital provider for Charter School builds and has performed well over multiple cycles, paying dividends and providing capital appreciation.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Fund.

Best regards,

Gregory B. Wood
Managing Director
Concorde Investment Management

Gary B. Wood, Ph.D.
Managing Director
Concorde Investment Management

John A. Stetter
Managing Director
Concorde Investment Management

Concorde Wealth Management Fund
Performance Comparison
Change in Value of $10,000 Investment (Unaudited)

Average Annual Total Return
1 Year	5.57%
3 Years	8.14%
5 Years	5.32%
10 Years	6.01%

NOTE:
The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 30, 2013. Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions or redemption of Fund shares. Past performance is not predictive of future performances.

The Concorde Wealth Management Blended Index consists of 45% equities represented by the Russell 1000 Value Index, 45% bonds represented by the Bloomberg Intermediate Aggregate Bond Index, 5% short-term investments represented by Bank of America Merrill Lynch 1-3 Year U.S. Treasuries, and 5% commodities represented by Bloomberg U.S. Treasury Inflation Protection Security. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book rations and lower forecasted growth values.  The Bloomberg U.S. Aggregate Bond Index measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

For periods prior to July 23, 2016, information shows herein for the Fund is that of the Concorde Value Fund, a diversified former separate series of the Company, (the “Predecessor Fund”). On July 22, 2016, the shareholders of the Predecessor Fund approved a Plan of Acquisition and Liquidation (the “Reorganization”) between the Fund and the Predecessor Fund. Pursuant to the Reorganization, the Fund acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of the Fund after the close of business on July 22, 2016. The Fund issued 681,656 shares in exchange for the net assets of the Predecessor Fund valued at $9,666,396. The Fund had no assets, liabilities, shares issued or operations prior to the Reorganization. As a result of the Reorganization, the Predecessor Fund ceased to operate and its shareholders became shareholders of the Fund.  The primary investment objective of the Predecessor Fund was to produce long-term growth of capital. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund.

CONCORDE WEALTH MANAGEMENT FUND
PORTFOLIO HOLDINGS BY SECTOR

September 30, 2023 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of September 30, 2023.  Percentages expressed exclude written options.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

September 30, 2023

		Fair	Percent of
	Shares	Value	Net Assets
COMMON STOCKS - 56.52%
FINANCE & INSURANCE
Chubb Ltd. - ADR (a)	2,700	$562,086	1.56%
JPMorgan Chase & Co.	6,000	870,120	2.42
		1,432,206	3.98
INFORMATION
Microsoft Corp.	3,200	1,010,400	2.81
Warner Brothers Discovery, Inc. (b)	50,250	545,715	1.52
		1,556,115	4.33
MANUFACTURING
AbbVie, Inc.	6,700	998,702	2.77
Bunge Ltd. - ADR (a)	4,550	492,538	1.37
DuPont de Nemours, Inc.	6,000	447,540	1.24
Exxon Mobil Corp.	9,800	1,152,284	3.20
Hubbell, Inc.	1,600	501,456	1.39
Johnson & Johnson	4,800	747,600	2.08
Louisiana-Pacific Corp.	10,100	558,227	1.55
Northrop Grumman Corp.	1,200	528,228	1.47
Texas Instruments, Inc.	3,200	508,832	1.41
The Hershey Co.	2,790	558,223	1.55
		6,493,630	18.03
MINING, QUARRYING & OIL & GAS EXTRACTION
Black Stone Minerals LP	68,668	1,183,149	3.29
Dorchester Minerals, LP	23,500	682,675	1.90
Franco-Nevada Corp. - ADR (a)	5,600	747,544	2.08
Martin Marietta Materials, Inc.	1,100	451,528	1.25
Pioneer Natural Resources Co.	4,750	1,090,363	3.03
Texas Pacific Land Corp.	1,445	2,635,044	7.32
		6,790,303	18.87
REAL ESTATE AND RENTAL AND LEASING
Howard Hughes Holdings, Inc. (b)	7,500	555,975	1.54

RETAIL TRADE
Amazon.com, Inc. (b)	5,200	661,024	1.84
Lowe’s Companies, Inc.	3,000	623,520	1.73
The TJX Companies, Inc.	7,000	622,160	1.73
		1,906,704	5.30

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2023

		Fair	Percent of
	Shares	Value	Net Assets
COMMON STOCKS (continued)
TRANSPORTATION AND WAREHOUSING
Canadian Pacific Kansas City Ltd. - ADR (a)	7,500	$558,075	1.55%

WHOLESALE TRADE
Energy Transfer LP	75,000	1,052,250	2.92
TOTAL COMMON STOCKS (Cost $11,586,625)		20,345,258	56.52

EXCHANGE TRADED FUNDS - 4.46%
JPMorgan Ultra-Short Income ETF	20,000	1,003,600	2.79
PIMCO Enhanced Short Maturity
Active Exchange-Traded Fund	6,000	600,840	1.67
TOTAL EXCHANGE TRADED FUNDS (Cost $1,619,857)		1,604,440	4.46

MUTUAL FUND - 0.71%
Absolute Convertible Arbitrage Fund - Institutional Class	23,371	256,850	0.71
TOTAL MUTUAL FUNDS (Cost $253,826)		256,850	0.71

CLOSED-END FUNDS - 6.87%
PIMCO Flexible Credit Income Fund - Institutional Class (c)	47,619	320,003	0.89
Pioneer ILS Interval Fund (c)	117,583	1,085,289	3.02
Sprott Physical Gold Trust(a)(b)(c)	74,500	1,066,840	2.96
TOTAL CLOSED-END FUNDS (Cost $2,398,110)		2,472,132	6.87

OPEN-END FUND - 0.77%
Cohen & Steers Institutional Realty Shares Fund, Inc.	6,895	276,135	0.77
TOTAL OPEN-END FUND (Cost $283,653)		276,135	0.77

	Capital
	Contributions
PRIVATE FUNDS - 7.95%
CLI Capital (b)(c)(d)	$250,000	242,005	0.68
Hayman Hong Kong Opportunities Fund, L.P. (b)(c)(d)	500,000	21,407	0.06
LLR Equity Partners Parallel V, L.P. (b)(c)(d)	970,000	1,412,052	3.92
LRVHealth, L.P. (b)(c)(d)	450,000	484,476	1.35
Moran Tice 2020 Fund, L.P. (b)(c)(d)	250,000	171,907	0.48
RCP Select Capital Fund, L.P. (b)(c)(d)	500,000	500,000	1.39
SPAC Opportunity Partners, LLC - Class A (b)(c)(d)	1,000,000	24,467	0.07
TOTAL PRIVATE FUNDS (Cost $3,711,882)		2,856,314	7.95

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2023

		Fair	Percent of
	Shares	Value	Net Assets
REITS - 1.59%
REAL ESTATE & RENTAL & LEASING
First Industrial Realty Trust, Inc.	12,000	$571,080	1.59%
TOTAL REITS (Cost $514,597)		571,080	1.59

	Principal
	Amounts
CORPORATE BONDS - 2.28%
FINANCE AND INSURANCE
Discover Financial Services, 3.75%, 03/04/2025	$150,000	144,039	0.40
JPMorgan Chase & Co., 6.10%
(3 Month SOFR USD + 3.592%), Perpetual (e)	150,000	148,244	0.41
		292,283	0.81
MANUFACTURING
Motorola Solutions, Inc., 7.50%, 05/15/2025	100,000	101,141	0.28

MINING, QUARRYING & OIL & GAS EXTRACTION
Freeport-McMoRan, Inc., 4.13%, 03/01/2028	150,000	137,408	0.38
BP Capital Markets Plc, 4.38%
(5 Year CMT Rate + 4.036%), Perpetual (e)	150,000	143,046	0.40
		280,454	0.78
UTILITIES
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/2025	150,000	148,895	0.41
TOTAL CORPORATE BONDS (Cost $851,214)		822,773	2.28

U.S. GOVERNMENT OBLIGATIONS - 9.41%
United States Treasury Notes, 2.25%, 11/15/2024	500,000	482,969	1.34
United States Treasury Notes, 2.25%, 08/15/2027	500,000	457,012	1.27
United States Treasury Notes, 2.38%, 08/15/2024	1,500,000	1,460,332	4.06
United States Treasury Notes, 4.38%, 08/15/2026	1,000,000	987,578	2.74
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost $3,414,130)		3,387,891	9.41

SHORT-TERM INVESTMENTS - 7.60%
United States Treasury Bill, 4.708%, 02/22/2024 (f)	1,500,000	1,468,385	4.08

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2023

	Principal	Fair	Percent of
	Amounts	Value	Net Assets
MONEY MARKET INVESTMENTS
Morgan Stanley Institutional Liquidity Fund Government
Portfolio - Institutional Class, 5.27% (g)	1,266,988	$1,266,988	3.52%
TOTAL SHORT-TERM INVESTMENTS (Cost $2,740,288)		2,735,373	7.60

Total Investments (Cost $27,374,182) - 98.16%		35,328,246	98.16
Other Assets in Excess of Liabilities - 1.84%		663,769	1.84%
TOTAL NET ASSETS - 100.00%		$35,992,015	100.00%

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
REIT Real Estate Investment Trust
(a)	Foreign issued security listed directly on a U.S. securities exchange.
(b)	Presently non-income producing.
(c)	Restricted securities may be subject to restrictions on disposition imposed by the issuer. At September 30, 2023, restricted securities represented 14.82% of net assets of the Fund.
(d)	Securities for which market quotations are not readily available are valued at fair value determined by the Advisor.
(e)	Security is a floating rate perpetual bond and has no definite maturity date.
(f)	Rate shown is effective yield based on purchase price. The calculation assumes the security is held to maturity.
(g)	This security has a fluctuating yield; rate disclosed is the 7-day yield as of September 30, 2023.
+
Rates for variable rate securities will typically have interest rates that redetermine periodically by reference to a base lending rate plus a spread. Variable rate securities that reference SOFR may be subject to a credit spread adjustment, particularly to legacy LIBOR bank loans or lines of credit that have transitioned to SOFR as the base lending rate.

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF WRITTEN OPTIONS

September 30, 2023

	Notional	Number of	Fair
	Amount	Contracts (a)	Value
WRITTEN OPTIONS - (0.07)%
WRITTEN CALL OPTIONS (0.05)%
AbbVie, Inc.
Expiration: October 2023, Exercise Price: $157.50	$447,180	30	$150
DUPONT DE NEMOURS, Inc.
Expiration: October 2023, Exercise Price: $75.00	223,770	30	2,400
Exxon Mobil Corp.
Expiration: October 2023, Exercise Price: $118.00	352,740	30	4,050
Microsoft Corp.
Expiration: October 2023, Exercise Price: $320.00	378,900	12	2,688
Northrop Grumman Corp.
Expiration: October 2023, Exercise Price: $432.50	264,114	6	6,360
The TJX Companies, Inc.
Expiration: October 2023, Exercise Price: $91.00	311,080	35	840
TOTAL WRITTEN CALL OPTIONS
(Premiums received $13,376)			16,488

WRITTEN PUT OPTIONS (0.02)%
JPMorgan Chase & Co.
Expiration: October 2023, Exercise Price: $145.00	145,020	10	$2,150
Warner Bros Discovery, Inc.
Expiration: October 2023, Exercise Price: $11.00	108,600	100	3,100
TOTAL WRITTEN PUT OPTIONS
(Premiums received $4,821)			5,250
TOTAL WRITTEN OPTIONS
(Premiums received $18,197)			$21,738

(a)	Each contract is equivalent to 100 shares of common stock.

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2023

ASSETS
Investments in securities, at fair value (cost $27,374,182)	$35,328,246
Receivable for investments sold	695,686
Dividends and interest receivable	51,872
Prepaid expenses	391
TOTAL ASSETS	36,076,195

LIABILITIES
Investments in written options, at fair value (premiums received $18,197)	21,738
Investment advisory fee payable (Note 6)	24,132
Accrued audit fees	7,137
Accrued directors fees and expenses	251
Accrued other expenses	30,922
TOTAL LIABILITIES	84,180
NET ASSETS	$35,992,015
Composition of Net Assets:
Net capital paid in on shares of capital stock	$28,837,091
Total distributable earnings	7,154,924
NET ASSETS	$35,992,015
Capital shares outstanding	2,096,332
Net asset value, offering price and redemption price per share	$17.17

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2023

Investment Income
Dividends (net of foreign withholding taxes of $3,323)	$600,672
Interest	338,642
Total investment income	939,314
Expenses
Investment advisory fees (Note 6)	294,752
Professional fees	53,594
Administration fees (Note 7)	52,754
Sub-transfer agent fees (Note 7)	44,165
Fund accounting fees (Note 7)	25,123
Transfer agent fees (Note 7)	15,922
Custody fees (Note 7)	12,496
Insurance expense	7,370
Federal and state registration fees	4,990
Directors fees and expenses	1,458
Other expenses	18,175
Total expenses	530,799
NET INVESTMENT INCOME	408,515
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments	612,007
Written options	126,112
Capital gain distribution from investment companies	5,034
Net realized gain	743,153
Net change in unrealized appreciation (depreciation) on:
Investments	751,577
Written options	(3,541)
Net change in unrealized appreciation	748,036
NET REALIZED AND UNREALIZED GAIN	1,491,189
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,899,704

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sep. 30, 2023	Sep. 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$408,515	$731,210
Net realized gain from investments, written options
and capital gain distributions from investment companies	743,153	800,984
Net change in unrealized appreciation (depreciation)
on investments and written options	748,036	(3,640,816)
Net increase (decrease) in net assets resulting from operations	1,899,704	(2,108,622)
DISTRIBUTIONS TO SHAREHOLDERS	(2,749,057)	(1,428,813)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,678,679	1,246,539
Dividends reinvested	2,749,057	1,428,812
Cost of shares redeemed	(2,212,808)	(3,585,355)
Net increase (decrease) in net assets derived
from capital share transactions	2,214,928	(910,004)
Total increase (decrease) in net assets	1,365,575	(4,447,439)
NET ASSETS
Beginning of year	34,626,440	39,073,879
End of year	$35,992,015	$34,626,440

CHANGES IN SHARES OUTSTANDING
Shares sold	93,657	64,483
Shares issued in reinvestment of distributions	154,789	74,109
Shares redeemed	(127,043)	(189,309)
Net increase (decrease)	121,403	(50,717)

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2023	2022	2021	2020	2019
PER SHARE OPERATING
PERFORMANCE:
(for a share of capital stock outstanding
throughout the year):
Net asset value, beginning of year	$17.53	$19.29	$15.79	$15.58	$16.49
Income (loss) from investment operations:
Net investment income(1)	0.20	0.36	0.06	0.12	0.09
Net realized and unrealized gain (loss)
on investment transactions	0.82	(1.41)	4.09	0.44	(0.29)
Total from investment operations	1.02	(1.05)	4.15	0.56	(0.20)
Less distributions from:
Net investment income	(0.06)	(0.26)	(0.17)	(0.22)	(0.06)
Net realized gains	(1.32)	(0.45)	(0.48)	(0.13)	(0.65)
Total distributions	(1.38)	(0.71)	(0.65)	(0.35)	(0.71)
Net asset value, end of year	$17.17	$17.53	$19.29	$15.79	$15.58
TOTAL RETURN(2)	5.57%	-5.40%	26.61%	3.54%	-0.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$35,992	$34,626	$39,074	$25,925	$25,457
Ratio of expenses to average net assets	1.44%	1.41%	1.46%	1.68%	1.68%
Ratio of net investment income (loss)
to average net assets	1.05%	1.88%	0.32%	0.77%	0.60%
Portfolio turnover rate	28%	28%	12%	36%	24%

(1)	Based on average shares outstanding during the year.
(2)	The return for the period does not include adjustments made related to valuation information obtained subsequent to period end.

The accompanying notes are an integral part of these financial highlights.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS AND REORGANIZATION

Concorde Wealth Management Fund (the “Fund), is a diversified separate series of Concorde Funds, Inc. (the “Company”). Each series of the Company is organized as a class of common stock under the Company’s articles of incorporation. The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series. The Company may establish multiple series, each of which would be organized as a class of common stock under the Company’s articles of incorporation. The Company presently has no series other than the Fund.

The primary investment objectives of the Fund are protection of capital and growth in value. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

VALUATION OF SECURITIES

All investments in securities are recorded at their estimated fair value, as described in Note 2.

FEDERAL INCOME TAXES

The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. Also, due to the timing of dividend distributions, the year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund. Permanent book and tax basis differences, if any, result in reclassifications to certain components of net assets. Any such reclassifications have no effect on net assets, results of operations or net asset value (“NAV”) per share.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Company for the prior three years are open for examination.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the trade date, the day securities are purchased or sold. Realized gains and losses from securities transactions are reported on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are determined in accordance with Federal income tax regulations and recorded on the ex-dividend date. The Fund intends to distribute all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute all of its capital gains, as dividends to its shareholders on an annual basis. Distributions from net investment income and capital gains are generally declared and paid annually in December. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or capital gains may differ from their ultimate treatment for Federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for Federal income tax purposes.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OPTION WRITING

To generate additional income or hedge against a possible decline in the value of securities it holds, the Fund may write covered call options and write put options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The objective, as stated above, is to hedge against a possible decline in the value of securities it holds or to generate additional income when certain securities are locked in a trading range. With regards to hedging against a possible decline, the Fund may sell covered calls with strike prices below the price of a security at the time of writing the call. Regarding additional income, the Fund may sell calls on certain securities that are within a trading range, generally selling calls on securities where the strike prices are above the fair value price of the subject security.

COMMITMENTS

On February 23, 2018, the Fund executed an agreement to invest in LLR Equity Partners Parallel V, L.P., a limited partnership. The capital commitment of this investment is $1,000,000. The remaining commitment as of September 30, 2023, is $30,000 and distributions subject to recall total $142,327.

On March 15, 2019, the Fund executed an agreement to invest in LRVHealth, L.P., a limited partnership. The capital commitment of this investment is $500,000. The remaining commitment as of September 30, 2023 is $50,000.

Note 2 – Securities Valuation

Concorde Financial Corporation d/b/a Concorde Investment Management (“Concorde” or the “Advisor”) has established fair value methodologies for determining and calculating the fair value of Fund investments, in its capacity as the “valuation designee” under Rule 2a-5 of the Investment Company Act of 1940. The Company’s Board of Directors (the “Board”) oversees the valuation designee.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Securities Valuation (continued)

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value in accordance with U.S. GAAP and requires disclosure about fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. The three levels of inputs are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use in valuing the asset or liability at the measurement date and would be based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, usually common stocks, foreign issued common stocks, exchange traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, master limited partnerships and preferred stocks traded on a national securities exchange are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Securities Valuation (continued)

Mutual Funds – Mutual funds, including open and closed-end funds, are generally priced at the ending NAV provided by the service agent of the mutual funds and are categorized in Level 1 of the fair value hierarchy.

Investment Funds – Investment funds that are private funds can be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a private fund does not report a value to the Fund on a timely basis, the Advisor will determine the fair value of the Fund’s investment based on the most recent NAV reported by the private fund, as well as any other relevant information available at the time the Fund values its investments. It is anticipated that fair value, portfolio holdings and other value information of the private funds could be available on no more than a semi-annual basis, with up to a 90 day lag. In the absence of specific transaction activity in a particular investment fund, the Advisor will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the private fund at the time of valuation or to adjust the value to reflect a premium or discount. Certain investment funds may include adjustments made subsequent to period end related to subsequent valuation information obtained. Therefore, the net assets and NAV reflected for financial statement purposes may differ from the reported NAV of the Fund as of September 30, 2023. Investment funds are categorized in Level 3 of the fair value hierarchy unless measured at fair value using the NAV per share (or its equivalent), in which case, practical expedient is used for private funds and are not categorized in the fair value hierarchy.

Debt Securities – Bonds, notes, and U.S. government obligations are valued at an evaluated bid price obtained from an independent pricing service that uses a matrix pricing method or other analytical models. Demand notes are valued at amortized cost, which approximates fair value. These securities will generally be categorized in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by an independent pricing service that uses a matrix pricing method or other analytical models. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Derivative Instruments – Listed derivatives, including options, rights, and warrants that are actively traded are valued based on quoted prices from the exchange.  If there is no such reported sale on the valuation date, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. These securities will generally be categorized in Level 1 of the fair value hierarchy.

All other assets of the Fund are valued in such manner as the Advisor in good faith deems appropriate to reflect their fair value.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Securities Valuation (continued)

As a general matter, the fair value of the Fund’s interest in investment funds that are private funds (“Non-Traded Funds”), will represent the amount that the Fund could reasonably expect to receive from the Non-Traded Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Investments in Non-Traded Funds are recorded at fair value, using the Non-Traded Fund’s net asset value as a practical expedient. Based on guidance provided by FASB, investments for which fair value is measured using the NAV practical expedient are not required to be categorized in the fair value hierarchy. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Advisor will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. In the absence of specific transaction activity in a particular investment fund, the Advisor will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a fair value.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith by the Advisor. Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market. Depending on the relative significance of the valuation inputs, these securities may be categorized in either Level 2 or Level 3 of the fair value hierarchy.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods established by the Advisor as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investments in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Board.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Securities Valuation (continued)

Additional information on each illiquid restricted security held by the Fund as of September 30, 2023 is as follows:
	Initial	Shares/			% of
	Acquisition	Capital			Net
Security	Date	Contributions	Cost	Fair Value	Assets
Sprott Physical Gold Trust	October 17, 2014	74,500	$758,110	$1,066,840	2.96%
LLR Equity Partners
Parallel V, L.P.	March 14, 2018	$970,000	818,583	1,412,052	3.92%
PIMCO Flexible Credit Income	March 15, 2018	47,619	500,000	320,003	0.89
Fund – Institutional Class
Pioneer ILS Interval Fund	August 27, 2018	117,583	1,140,000	1,085,289	3.02
LRVHealth, L.P.	July 16, 2019	$450,000	393,299	484,476	1.35
Moran Tice 2020 Fund, L.P.	July 31, 2020	$250,000	250,000	171,907	0.48
SPAC Opportunity Partners,
LLC – Class A	March 24,2021	$1,000,000	1,000,000	24,467	0.07
RCP Select Capital Fund, L.P.	June 7, 2021	$500,000	500,000	500,000	1.39
Hayman Hong Kong
Opportunities Fund, L.P.	May 6, 2022	$500,000	500,000	21,407	0.06
CLI Capital	December 20, 2022	45,455	250,000	242,005	0.68
			$6,109,992	$5,328,446	14.82%

The following table summarizes the inputs used to value the Fund’s investments measured at fair value as of September 30, 2023.

	Practical					Total
Investments – Assets:	Expedient*		Level 1	Level 2	Level 3	Fair Value
Common Stocks**	$—		$20,345,258	$—	$—	$20,345,258
Exchange Traded Funds	—		1,604,440	—	—	1,604,440
Mutual Fund	—		256,850	—	—	256,850
Closed-End Funds	—		2,472,132	—	—	2,472,132
Open-End Fund	—		276,135	—	—	276,135
Private Funds	2,856,314	^	—	—	—	2,856,314
REITs**	—		571,080	—	—	571,080
Corporate Bonds**	—		—	822,773	—	822,773
U.S. Government Obligations	—		—	3,387,891	—	3,387,891
Treasury Bill	—		—	1,468,385	—	1,468,385
Money Market Funds	—		1,266,988	—	—	1,266,988
Total Investments	$2,856,314		$26,792,883	$5,679,049	$—	$35,328,426

Other Financial Instruments — Liabilities:
Written Options	$—		$15,378	$6,360	$—	$21,738

*
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts present in the schedule of investments.

**	See Schedule of Investments for industry classifications.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Securities Valuation (continued)

The following table summarizes private funds held by the fund as of September 30, 2023.

	Withdrawals	Redemption	Investment	Investment	Lock Up
^Security	Permitted	Notice Period	Objective	Strategy	Period
CLI Capital	No	Not	To generate	Real estate investment	None
		Applicable	income from	trust (REIT) that primarily
			the various	invests in direct mortgage loans
			loans and bonds	and other debt obligations
			purchased.	secured by real estate assets.
They concentrate in providing
mortgage financing and
investing in mortgage loans of
niche markets with limited
competition for short-term to
mid-term lending needs.
The Company makes interim
construction and short-term to
mid-term loans for the acquisition,
renovation and construction of
facilities in these markets.

Hayman Hong Kong	Yes	30 Days	To generate	Non-diversified portfolio	None
Opportunities Fund, L.P			superior risk-	investing in foreign currency
			adjusted rates	forward and option contracts
			of return	and options of East Asia
Countries, may invest in
interest rate derivatives to
benefit from the stresses imposed
on the Hong Kong Monetary
Authority’s Linked Exchange
Rate System. Will seek to exploit
opportunities in the foreign
exchange and interest rate
markets in Asia.

LLR Equity	No	Not	Capital	Diversified portfolio of equity	Not
Partners Parallel V, L.P.		Applicable	Appreciation	investments in lower middle	Applicable
market growth companies
primarily focused on software
and services

LRVHealth, L.P.	No	Not	Capital	Non-diversified portfolio of	Not
		Applicable	Appreciation	insurance-linked securities	Applicable

Moran Tice	Yes	30 days	Value	Diversified portfolio of	None
2020 Fund L.P.				investments the Investment
Manager believes will be
influenced by macro-economic
trends and/or event-driven
situations.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Securities Valuation (continued)

	Withdrawals	Redemption	Investment	Investment	Lock Up
^Security	Permitted	Notice Period	Objective	Strategy	Period
SPAC Opportunity	Yes	93 days	Capital	Diversified portfolio of	2 years
Partners, LLC - Class A			Appreciation	special purpose acquisition
companies, or “SPACs”.

RCP Select	No	Not	Total Return	Diversified portfolio of	Not
Capital Fund, L.P.		Applicable		ground-up development,	Applicable
value-add and income
producing real estate projects
and real estate financings the
Investment Manager expects
to achieve high internal
rates of return.

LEVEL 3 RECONCILIATION DISCLOSURE

The Fund did not hold any investments during the year ended September 30, 2023 with significant unobservable inputs which would be classified as Level 3.

Note 3 – Derivative Instruments

The average monthly value outstanding of options written during the year ended September 30, 2023 for the Fund was $24,822.

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Assets and Liabilities as of September 30, 2023:

	Asset Derivatives,	Liability Derivatives,
Equity Risk Contracts	Investments, at value	Written Options, at value
Written Options	$—	$21,738

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations as of September 30, 2023:

		Change in
Equity Risk Contracts	Realized Gain	Unrealized Depreciation
Written Options	$126,112	$(3,541)

Note 4 – Investment Transactions

Purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, for the Fund during the year ended September 30, 2023, were $5,607,564 and $7,667,922, respectively.

Purchases and sales/maturities of long-term U.S. government obligations for the Fund during the year ended September 30, 2023 were $3,669,460 and $2,231,969, respectively.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Principal Risks

The Fund in the normal course of business makes investments in financial instruments and derivatives where the risk of potential loss exists due to changes in the market (market risk), or failure or inability of the counterparty to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but they are subordinated to any senior debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions.

Credit Risk. In connection with the Fund’s investments in fixed income securities, the value of the Fund may change in response to the credit ratings of the Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Principal Risks (continued)

Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in credit ratings of the Fund’s portfolio of debt securities. Current market conditions pose heightened risks for funds that invest in debt securities given the current interest rate environment. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception, or changes in government intervention in the markets) could cause the value of the Fund’s investments in debt securities to decrease. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Debt securities are also subject to prepayment risk when interest rates decrease. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security. Many debt securities previously utilized LIBOR as the reference or benchmark rate for variable interest calculations. As of June 30, 2023, the ICE Benchmark Administration (“IBA”), as LIBOR administrator, ceased publication of U.S. dollar (“USD”) LIBOR for the most common tenors (overnight and one, three, six and twelve months), and as of December 31, 2021, the IBA had ceased publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR. Until September 30, 2024, the IBA will continue to publish the one-month, three-month and six-month USD LIBOR tenors using a synthetic methodology that is permanently unrepresentative of the underlying markets such tenors previously sought to measure. The U.S. Congress passed the Adjustable Interest Rate (LIBOR) Act on March 15, 2022. The LIBOR Act replaces references to LIBOR for U.S. contracts that did not mature before June 30, 2023 with benchmark replacements based on the Secured Overnight Financing Rate (“SOFR”). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities and is published daily by the Federal Reserve Bank of New York. The benchmark replacement rate may not have the same value or economic equivalence as LIBOR. The transition from LIBOR could have a significant impact on the financial markets, including increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments. The transition to an alternative interest rate may not be orderly, may occur over various time periods or may have unintended consequences.

Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

Equity and General Market Risk. Equities, such as common stocks, or other equity related investments are susceptible to general stock market fluctuations and to volatile increases and

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Principal Risks (continued)

decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. A rise in protectionist trade policies, the possibility of a national or global recession, trade tensions, risks associated with the United Kingdom’s exit from the European Union, political events and continuing political tensions and armed conflicts, including the between Ukraine and Russia, as well as other geopolitical conflicts, particularly with North Korea and the Middle East, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the financial markets.

These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of fixed income or other securities held by the Fund and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. The investment adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Exchange Traded Fund Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests, in addition to the Fund’s own fees and expenses.

Foreign Securities Risk. The Fund may invest in foreign securities and, if so, it will be subject to risks associated with foreign markets, such as adverse political, currency, social and economic developments; accounting standards or governmental supervision that are not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity in foreign markets; and less protection. In addition, policy and legislative changes in foreign countries and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), may contribute to decreased liquidity and increased volatility in the financial markets.

High Yield Risk. The Fund’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by the Advisor to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal.

Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in other investment companies.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Principal Risks (continued)

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Private Funds Risk. The sale or transfer of investments in private funds may be limited or prohibited by contract or law. Private funds are generally fair valued in good faith by the Advisor, as they are not traded frequently. The Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid.

Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities and other restricted securities will have the effect of increasing the level of Fund illiquidity to the extent that the Fund finds it difficult to sell these securities when the Advisor believes it is desirable to do so, especially under  adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund.

Real Estate Investment Trust and Real Estate Risk. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Security Selection Risk. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Smaller and Medium Capitalization Company Risk. Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market downturns than securities of larger companies. Additionally, the price of smaller companies may decline more in response to selling pressures.

Style Risk. The Advisor generally follows an investing style that favors value investments. The value investing style may, over time, go in and out of favor. At time when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Investors should be prepared to tolerate volatility in Fund returns.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Investment Advisory Fees and Transactions with Affiliate

The Company has an Investment Advisory Agreement with Concorde to act as the Fund’s investment advisor. The Advisor provides the Fund with investment management and advisory services consistent with the Fund’s investment objectives, policies and restrictions, supervises the purchase and sale of investment transactions and administers the business and administrative operations of the Fund. For such services, for the year ended September 30, 2023, Concorde received an annual fee of 0.80% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $294,752 for the year ended September 30, 2023, of which $24,132 was payable at September 30, 2023. Certain officers and directors of the Company are also officers and directors of Concorde.

Note 7 – Service Organizations

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), provides the Fund with administrative, fund accounting, and transfer agent services. U.S. Bank, N.A., (“USB”) an affiliate of Fund Services, serves as the Fund’s custodian. Fees incurred by the Fund to Fund Services and USB during the year ended September 30, 2023, were $93,798 and $12,496, respectively, of which $16,071 and $2,094, respectively, were payable at September 30, 2023.

The Company has an administrative agreement with National Financial Services, LLC (“NFS”). The agreement provides for monthly payments by the Fund to NFS for providing certain shareholder services (sub-transfer agent fees). Sub-transfer agent fees incurred by the Fund to NFS for the year ended September 30, 2023 were $44,165, of which $4,028 was payable at September 30, 2023.

Note 8 – Federal Tax Information

At September 30, 2023, the Fund’s most recent fiscal year end, the Fund’s investments and components of total distributable earnings on a tax basis were as follows:

Federal Tax Cost of Investments	$28,010,262
Gross Tax Unrealized Appreciation	$10,331,771
Gross Tax Unrealized Depreciation	(3,012,611)
Net Tax Unrealized Appreciation	7,319,160
Undistributed Ordinary Income	461,734
Undistributed Long-Term Gains	—
Other Accumulated Gain	(624,793)
Total Distributable Earnings	$7,156,101

The difference between book-basis and tax-basis net unrealized appreciation is primarily attributable to the realization for tax purposes of the unrealized gains on an investment in a passive foreign investment company and adjustments to the tax basis of investments in partnerships.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 8 – Federal Tax Information (continued)

At September 30, 2023, the Fund’s fiscal year end, the Fund had no tax basis capital loss carryovers to offset future capital gains. The Fund did not utilize a capital loss carryover during the year ended September 30, 2023, the Fund’s fiscal year end. The Fund had no late year loss deferrals and no post-October loss.

The tax character of distributions paid during the year ended September 30, 2023 and year ended September 30, 2022 was as follows:

	September 30, 2023	September 30, 2022
Ordinary income(1)	$257,082	$587,003
Long-term capital gain	2,491,975	841,810
	2,749,057	$1,428,813

(1)  Ordinary income includes short-term capital gains.

Note 9 – Subsequent Events

Management has evaluated the Fund’s events and transactions that occurred subsequent September 30, 2023, through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Concorde Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Concorde Wealth Management Fund, a series of Concorde Funds, Inc. (Company), including the schedules of investments in securities and written options, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”)  and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of September 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

BRAD A. KINDER, CPA
We have served as the auditor of Concorde Funds, Inc. since 2002.

Flower Mound, Texas
November 29, 2023

BOARD APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At its meeting held on June 8, 2023, the Board of Directors (the “Board”) of Concorde Funds, Inc. (the “Company”), including all the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940), considered and then voted to approve the renewal of the investment advisory agreement (the “Advisory Agreement”) between Concorde Financial Corporation (the “Advisor”) and the Company, on behalf of the Concorde Wealth Management Fund (the “Fund”). In connection with its approval of the continuation of the Advisory Agreement, the Board reviewed and discussed the specific services provided by the Advisor. The Board considered the following factors, among others:

The Advisor:

1)	Provides daily investment management for the Fund. In providing investment management, Concorde Financial Corporation oversees the trading of securities and the rebalancing of the portfolio.

2)	Retains the services of the Fund’s Chief Compliance Officer and makes all reasonable efforts to insure that the Fund is in compliance with the securities laws.

3)
Provides responsive customer and shareholder servicing which consists of responding to shareholder inquiries received, including specific mutual fund account information, in addition to calls directed to the transfer agent call center.

4)	Oversees distribution of the Fund through third-party broker/dealers and independent financial institutions.

5)	Oversees those third party service providers that support the Fund in providing fund accounting, fund administration, transfer agency and custodial services.

The Board also: (i) compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund, particularly on a risk-adjusted basis, warranted the continuation of the Advisory Agreement; (ii) compared the expense ratios of funds similar in asset size and investment objective to those of the Fund and concluded the expenses of the Fund were reasonable and warranted continuation of the Advisory Agreement; (iii) considered the fees charged by Concorde Financial Corporation to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fees of the Fund were reasonable and warranted continuation of the Advisory Agreement; and (iv) considered the profitability of Concorde Financial Corporation with respect to the Fund, and concluded that the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

The Board then discussed economies of scale and breakpoints and determined that the Fund, managed by Concorde Financial Corporation, has not yet significantly grown in size, nor has the marketplace demonstrated significant rapid potential growth to any extent, that would warrant the need for breakpoints.

BOARD APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board reviewed the Fund’s expense ratios and comparable expense ratios for similar funds. The Board used data from Morningstar, as presented in the materials provided to the Board, showing funds classified by Morningstar as similar in nature to the Fund. The Board determined that the total expense ratio of the Fund falls within a reasonable range of the ratios of other funds in the peer group presented to the Board. The Board also referenced Concorde Financial Corporation’s Form ADV and the executed Investment Advisory Agreement and determined that the terms of the Advisory Agreement are reasonable, and that the Advisor has the resources to service the Fund well.

All of the factors discussed by the Board were considered as a whole, and were considered separately by the Directors who are not “interested persons” of the Fund, meeting in executive session both before and after their general session with the other Director and management of the Fund. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the Advisory Agreement. The Board recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

After further discussion, the Directors, including all of the Directors who are not “interested persons,” as defined by the 1940 Act, unanimously approved the continuation of the Advisory Agreement.

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Company and the Advisor have jointly adopted a Liquidity Risk Management Program (the “Program”) to govern the Fund’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

At a recent meeting of the Board of Directors of the Fund, the Directors received a report by the Program Administrator pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the twelve-month period ended June 30, 2023. The report concluded that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Fund’s ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve-month period ending June 30 is available without charge, upon request, by calling (972) 701-5400. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit to its report on Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (972) 701-5400. Furthermore, you can obtain the Fund’s complete schedule of portfolio holdings on the SEC’s website at http://www.sec.gov.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-294-1699 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

FEDERAL TAX DISTRIBUTION INFORMATION

The Fund has designated 100.00% of the dividends declared from net investment income during the year ended September 30, 2023, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003. Additionally, for corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 was 77.27%.

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees. While the Fund does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 4/1/23	Value – 9/30/23	Six Months Ended 9/30/23
Actual	$1,000.00	$1,007.60	$7.33
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.07	$7.06

*
Expenses are equal to the Fund’s annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period ended September 30, 2023).

DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS AND OFFICERS

The Fund’s Statement of Additional Information includes additional information about the Fund’s officers and Directors and is available, without charge, upon request by calling (972) 701-5400.

	Position(s)			# of
	Held with			Portfolios	Other
	the Fund			in Fund	Directorships
	and Length			Complex	Held by
Name, Address	of Time		Principal Occupation(s)	Overseen	Director During
and Year of Birth	Served	Term of Office	During Past 5 Years	by Director	Past 5 Years
“Disinterested Persons”
William Marcy, Ph.D., P.E.	Chairman	Indefinite,	Executive Director of the Murdough	1	None.
Born: 1942	(Since 2019)	until	Center for Engineering Professionalism
Address:	and	successor	and the National Institute for
8383 Preston Center Plaza	Director	elected	Engineering Ethics, Texas Tech
Suite 360	(Since 2006)		University. He is a former Provost and
Dallas, Texas 75225			Senior Vice President for Academic
Affairs, Texas Tech University.

Harold E. Schneider	Director	Indefinite,	A private investor in real estate,	1	None.
Born: 1950	(Since 2019)	until	equity and oil and gas investments.
Address:		successor
8383 Preston Center Plaza		elected
Suite 360
Dallas, Texas 75225

“Interested Persons”
Gary B. Wood, Ph.D.*, **	President	Indefinite,	President, Secretary, Treasurer and	1	None.
Born: 1949	(Since 1987)	until	a director of the Advisor and Concorde
Address:	and	successor	Capital Corporation, an exempt reporting
8383 Preston Center Plaza	Director	elected	advisor to funds affiliated with the Advisor.
Suite 360	(Since 1987)	(as Director)	He is also Chairman of the Board and
Dallas, Texas 75225		One-year term	Interim CEO of International Hospital
		(as officer)	Corporation Holding, NV and its
	Treasurer		subsidiaries, which owns, develops and
	(1987 – 2014)		manages private healthcare facilities in
Mexico, Central America and Brazil.

John A. Stetter	Secretary	One-year term	Vice President and Portfolio Manager	N/A	N/A
Born: 1955	(Since 1998)		for the Advisor.
Address:
8383 Preston Center Plaza
Suite 360
Dallas, Texas 75225

DIRECTORS AND OFFICERS (Unaudited) (continued)

	Position(s)			# of
	Held with			Portfolios	Other
	the Fund			in Fund	Directorships
	and Length			Complex	Held by
Name, Address	of Time		Principal Occupation(s)	Overseen	Director During
and Year of Birth	Served	Term of Office	During Past 5 Years	by Director	Past 5 Years
Gregory B. Wood**	Treasurer	One-year term	Vice President and Director of	N/A	N/A
Born: 1979	(Since 2014)	(as Treasurer	the Advisor and Concorde Capital
Address:	and	and as Chief	Corporation since 2014.
8383 Preston Center Plaza	Chief	Compliance	Commercial banking underwriter
Suite 360	Compliance	Officer)	at JPMorgan Chase & Co., Inc.
Dallas, Texas 75225	Officer		(2010 – 2014).
(Since 2015)

*	Dr. Wood is a director who is an “interested person” of the Fund as that term is defined in the 1940 Act, due to the position he holds with the Advisor.
**	Dr. Wood and Mr. Gregory Wood are father and son, respectively.

CONCORDE FUNDS, INC.
PRIVACY POLICY (Unaudited)

We collect the following nonpublic personal information about you:

•
Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
Concorde Investment Management
8383 Preston Center Plaza
Suite 360
Dallas, Texas 75225

OFFICERS
Gary B. Wood, Ph.D.
President
Gregory B. Wood
Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy, P.E., Ph.D.
Harold E. Schneider
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
doing business as
  U.S. Bank Global Fund Services
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)
(800) 294-1699
(Shareholder account information)

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted an amended and restated code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-294-1699.

A copy of the registrant’s Code of Ethics, as amended, is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the Audit Committee together, and taken as a whole, offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2023	FYE 09/30/2022
Audit Fees	$38,000	$32,500
Audit-Related Fees	None	None
Tax Fees	$3,000	$2,500
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Brad A. Kinder, CPA applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2023	FYE 09/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2023	FYE 09/30/2022
Registrant	None	None
Registrant’s Investment Adviser	$4,185	$4,000

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)   Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President/Principal Executive Officer

Date    December 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President/Principal Executive Officer

Date    December 7, 2023

By (Signature and Title)*    /s/Gregory B. Wood
Gregory B. Wood, Treasurer/Principal Financial Officer

Date    December 7, 2023

* Print the name and title of each signing officer under his or her signature.